Exhibit 99.7

AMENDED AND RESTATED

TERRESTAR NETWORKS INC.

STOCKHOLDERS’ AGREEMENT

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (this “Agreement”), dated as of May 6, 2006, but to be effective for all purposes from and after the Effective Date as defined herein, by and among TerreStar Networks Inc., a Delaware corporation (the “Company”), and the stockholders of the Company listed on Schedule I hereto.

RECITALS

WHEREAS, the Company and the stockholders listed on Schedule I hereto are parties to the TerreStar Networks Inc. Stockholders’ Agreement dated as of May 11, 2005, as amended July 15, 2005 and May 6, 2006 (the “Prior Agreement”);

WHEREAS, pursuant to Section 10(e) of the Prior Agreement, the Prior Agreement may be amended with the written agreement of a majority of the Shares held by the Stockholders (each as defined in the Prior Agreement);

WHEREAS, the Stockholders executing this Agreement, who together hold a majority of the Shares, wish to amend and restate the Prior Agreement effective from and after the Effective Date in order to provide, among other things, for certain mutual restrictions relating to the transfer of the Shares and other rights and responsibilities as set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.       Definitions.  The terms defined in this Section 1 shall, for the purposes of this Agreement, have the meanings herein specified.

“Affiliate” means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person.  As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introduction.

“Business Day” means a day of the year on which banks are not required or authorized to close in New York City.

“Company” has the meaning set forth in the introduction.

“Control Party” means (i) an Affiliate that has direct or indirect majority voting control of a Stockholder, or (ii) an Affiliate that has a majority of its voting interests held, directly or indirectly, by a Stockholder or by Persons that have direct or indirect voting control of a Stockholder.

“Effective Date” means the earlier to occur of (i) immediately prior to the Initial Closing (as defined therein) of the transactions contemplated by the Exchange Agreement dated May 6, 2006 by and among Motient, Motient Ventures Holding Inc. and SkyTerra pursuant to which Motient will exchange MSV Interests (as defined therein) for shares of common stock of SkyTerra or (ii) immediately prior to the Closing (as defined therein) of the transactions contemplated by the Exchange Agreements each dated May 6, 2006 by and among Motient, MVH Holdings, Inc. and each of Spectrum Space IV Managers, Inc., Spectrum Space Equity Investors IV, Inc., Spectrum Space IV Parallel, Inc. Columbia Space (QP), Inc., Columbia Space (AI), Inc. and Columbia Space Partners, Inc. (collectively, the “Blocker Corps”) pursuant to which SkyTerra will exchange shares of SkyTerra common stock for the MSV Interests (as defined therein) held by the Blocker Corps.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended.

“Expiration Date” means the date that is the earlier of (i) the first date on which no Stockholder constitutes a Minority Stockholder or (ii) May 11, 2010.

“Family Member” means, with respect to any Person (i) the spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law and brothers and sisters-in-law of such Person or of any of the beneficial owners of such Person, (ii) any trust whose beneficiaries consist of only one or more of such Person and such persons or (iii) any partnership or other entity whose owners are one or more of such Person and such persons.

“Intervening Entity” means, as applied to any Stockholder at any time, any Person the value of which at such time consists principally of its direct or indirect ownership of equity securities in, or obligations of, the Company. Without limiting the foregoing, the parties stipulate that, as of the date hereof, (i) TMI and TMI’s general partner are Intervening Entities with respect to TMI Sub, (ii) Motient Ventures Holding Inc. and MVH Holding Inc. are Intervening Entities with respect to Motient Sub, and (iii) MSV Investor Holdings, Inc. is an Intervening Entity with respect to MSV Investors.

“Minority Stockholder” means each of MSV Investors and TMI Sub; provided, however, that each such Stockholder shall no longer constitute a Minority Stockholder upon the first date on which such Stockholder ceases to own at least the number of Shares owned by such Stockholder as of May 11, 2005 or such lesser number held by MSV Investors as of the Effective Date as a result of a transfer pursuant to Section 8.1(b) prior to the Effective Date (as adjusted for stock splits, reverse stock splits, stock dividends, combinations, recapitalizations and similar events); and provided, further, that if any Minority Stockholder exercises its right to participate in a Transfer (as hereinafter defined) as a Tag Along Participant (as hereinafter defined) pursuant to Section 8.1(a) and Motient Sub (or an Affiliate thereof) participates in or initiates such Transfer, then such Stockholder still shall constitute a Minority Stockholder following such Transfer if and to the extent that the Percentage Reduction of such Stockholder is no greater than the Percentage Reduction of Motient Sub (or an Affiliate thereof).

“Motient” means Motient Corporation.

“Motient Sub” means Motient Ventures Holdings Inc., a Delaware corporation.

“MSV LP” means Mobile Satellite Ventures LP, a Delaware limited partnership.

“MSV Investors” means MSV Investors, LLC and any Person to whom MSV Investors, LLC transfers, pursuant to Section 8.1(b), a majority of the Shares owned by MSV Investors, LLC as of May 11, 2005.

“Option Holder” means employees, directors and certain employees of MSV LP and the Company who are holders of Options.

“Option Holder Representative” means the Company, in its capacity as the representative of the Option Holders under this Agreement.

“Option Plan” means the TerreStar Networks Inc. 2002 Stock Incentive Plan.

“Options” means the options to purchase shares of the Company’s common stock pursuant to the Option Plan.

“Percentage Reduction” means, with respect to a Transfer by a Stockholder, a fraction, the numerator of which is the difference between the Stockholder’s Proportionate Share immediately prior to the Transfer and the Stockholder’s Proportionate Share immediately following the Transfer, and the denominator is such Stockholder’s Proportionate Share immediately prior to the Transfer.

“Person” means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

“Pledge Agreement” means that certain Pledge and Guarantee Agreement, dated as of November 26, 2001, by and among TMI Sub and the other parties thereto, as amended, supplemented or revised from time to time.

“Prior Agreement” shall have the meaning set forth in the Recitals.

“Shares” means shares of the Company’s common stock, par value $0.001 per share.

“SkyTerra” means SkyTerra Communications, Inc.

“Stockholders” means each holder of Shares listed on Schedule I hereof and, subject to Section 8.2 of this Agreement, any Person acquiring all or a part of a Stockholder’s Shares after the date hereof.

“TMI” means TMI Communications and Company, Limited Partnership.

“TMI Sub” means TMI Communications Delaware, Limited Partnership and any Person

Section 2.       Board Composition.

(a)   Qualifications of Directors. No person shall be elected or appointed a director if that person is less than 18 years of age, is of unsound mind and has been found so by a court, is not an individual, or has the status of a bankrupt.  Directors may, but need not, be Stockholders.

(b)   Number and Designation of Directors.  The Board shall consist of eight (8) directors.  Subject to Section 2(c) below, each Stockholder agrees to use all commercially reasonable efforts (including approving all necessary or advisable amendments to the Company’s certificate of incorporation and/or bylaws) to cause the board of directors of the Company (the “Board”) to be composed as follows:

(i)            TMI Sub shall be entitled to designate one (1) director for so long as either (A) TMI Sub is a Minority Stockholder or (B) TMI or an Affiliate of TMI is the License Holder (as defined below); provided, that, in the event that TMI or an Affiliate of TMI is neither the License Holder nor a Minority Stockholder, such director shall be selected by the affirmative vote of a majority of the Shares held by the Stockholders;

                (ii)           MSV Investors shall be entitled to designate one (1) director for so long as MSV Investors is a Minority Stockholder; provided, that, in the event that MSV Investors is not a Minority Stockholder, such director shall be selected by the affirmative vote of a majority of the Shares held by the Stockholders; and

(iii)          Motient Sub shall be entitled to designate six (6) directors.

(c)   Observer Rights.  The Company shall provide the legal holder of the 2 GHz mobile satellite services authorization from Industry Canada relating to the Company’s business (the “License Holder”) with notice of each meeting of the Board and shall permit one designated representative of the License Holder to attend and participate in all discussions of each such meeting in a nonvoting capacity, and, in this respect shall give the License Holder copies of all notices, minutes, consents and other material that it provides to directors (collectively, the “Observation Rights”); provided, that the Company shall not be obligated to provide the License Holder with Observation Rights if such License Holder otherwise has the right to select a director pursuant to Sections 2(b)(i)(A) or 2(b)(ii)(A); provided, further, that the License Holder and its designated representatives that attend any Board meeting shall, except as otherwise required by law, hold all matters discussed at any such meeting in strict confidence as if each such License Holder and each of their designated representatives were voting members of the Board; provided further, that the License Holder shall be entitled to Observation Rights in accordance with the terms of this Section 2(c) only for so long as such License Holder continues to be the holder of the 2 GHz mobile satellite services authorization from Industry Canada relating to the Company’s business.

(d)   Resignation.  Any director may resign at any time by giving written notice to the chief executive officer (the “CEO”) or the other current directors.  Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the CEO.  Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.  In the event of the death, disability, resignation or removal of any director, the Stockholder(s) which designated such director shall designate his or her replacement.

(e)   Independence.  At least one director designated by Motient Sub pursuant to Sections 2(b)(iii) shall (i) be “independent” within the meaning of the Nasdaq Stock Market’s listing standards in effect from time to time and (ii) have substantial professional experience in, and familiarity with, the wireless telecommunications industry.

Section 3.       Board Meeting.

(a)   Regular Meetings.  The Board shall meet no less often than quarterly, unless otherwise agreed by at least 80% of the directors.  Such meetings shall be held on such date as shall be determined by the CEO or a majority of the Board.

(b)   Other Meetings.  Other meetings of the Board shall be held at such times as the Chairman of the Company (the “Chairman”), a vice-chairman of the Company (a “Vice-Chairman”), the CEO, a majority of the Board or a majority of the Minority Stockholders shall from time to time determine.

(c)   Notice of Meetings.  The Secretary of the Company (the “Secretary”) or any person that the Board or the Secretary delegate to act in the capacity of the Secretary shall give written notice to the CEO, the President of the Company (the “President”) and each director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting.  Notice of each such meeting shall be given to each director, if by mail, addressed to him at his residence or usual place of business, at least five (5) Business Days before the day on which such meeting is to be held, or shall be sent to him at such place by telecopy, telegraph, cable, or other form of recorded communication, or may be delivered by electronic mail or be delivered personally or by telephone not later than forty-eight (48) hours before the time at which such meeting is to be held.  A written waiver of notice, signed by the director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice.  Neither the business to be transacted at, nor the purpose of any meeting of the Board, need be specified in any written waiver of notice thereof.  Attendance of a director at a meeting of the Board, without protest before the conclusion of the meeting that such meeting is not lawfully called or convened, shall constitute a waiver of notice of such meeting.

(d)   Place of Meetings.  The Board may hold its meetings at such place or places within or without the State of Delaware as the Chairman or CEO may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

(e)   Quorum and Manner of Acting.

(i)            A majority of the directors then in office (or who are members of any committee of the Board) shall be present in person or by proxy (provided in writing) at any meeting of the Board (or a committee thereof, as the case may be) in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors, or members of such committee, present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board or such committee, except as otherwise expressly required by this Agreement.  In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

(ii)           Organization.  At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

(A)  the Chairman;

(B)   the Vice-Chairman; or

(C)   any director chosen by a majority of the directors present.

The Secretary or, in the case of his absence, any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

(f)    Committees of the Board.  The Board may, by resolution passed by a majority of the whole Board, designate one or more committees consisting of three or more directors; provided, that each committee shall consist of at least one designee of the Minority Stockholders.  Except as otherwise expressly required by this Agreement, any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it.  Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board and upon request of the Stockholders, to the Stockholders.  The notice provisions set forth in Section 3(c) and the quorum provisions set forth in Section 3(e) shall apply to any meeting of a committee of the Board.

(g)   Directors’ Consent in Lieu of Meeting.  Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the directors of the Board, in the case of a Board meeting, or all the members of a committee, in the case of a committee meeting, and such consent is filed with the minutes of the proceedings of the Board or such committee.

(h)   Action by Means of Telephone or Similar Communications Equipment.  Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(i)    Compensation.  Directors who are independent in accordance with Section 2(e) shall receive such compensation as is determined from time to time by the Board.  All other directors shall not receive any salary or compensation for their services as directors or as members of committees.  The directors shall be entitled to be reimbursed for traveling expenses properly incurred by them in attending meetings of the Board or any committee thereof.  Nothing herein shall preclude any director from serving the Company in any other capacity and receiving compensation therefor.

(j)    Selection of Officers.  Any changes to the officers of the Company shall be approved by a vote of the majority of the Board members.

Section 4.       Agreement to Vote Shares to Elect Directors. Each Stockholder hereby agrees to take all action necessary (including voting or causing to be voted, or acting by written consent with respect to, any and all Shares held by him or it, or entitled to be voted by him or it, on the record date for establishing the Stockholders entitled to vote for the election of directors of the Company) to cause the designees of Motient Sub, TMI Sub and MSV Investors to be elected to the Board, in accordance with the provisions hereof.

Section 5.       Stockholder Meetings.

(a)   Regular Meetings.  The Stockholders shall meet annually, unless otherwise agreed by the Board.  Such meetings shall be held on such date as shall be determined by a majority of the Board.

(b)   Special Meetings. Special meetings of the Stockholders shall be held at such times as the Board, the President or a majority in interest of the Stockholders shall from time to time determine.

(c)   Notice of Meetings.  The Secretary shall give written notice to the President and each Stockholder of each meeting of the Stockholders, which notice shall state the place, date, time and purpose of such meeting.  Notice of each such meeting shall be given to each Stockholder, if by mail, to the address set forth with respect to such Stockholder in Schedule I, at least five (5) Business Days before the day on which such meeting is to be held, or shall be sent to such Stockholder by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than forty-eight (48) hours before the time at which such meeting is to be held.  A written waiver of notice, signed by the Stockholder entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice.  Neither the business to be transacted at, nor the purpose of any meeting of the Stockholders need be specified in any written waiver of notice thereof.  Attendance of a Stockholder at a meeting of the Stockholders, without protest before the conclusion of the meeting that such meeting is not lawfully called or convened, shall constitute a waiver of notice of such meeting.

(d)   Place of Meetings.  The Stockholders may hold their meetings at such place or places within or without the State of Delaware as the President may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

(e)   Quorum and Manner of Acting. The Stockholders holding the majority of the Shares then issued and outstanding and entitled to vote shall be present in person or by proxy at any meeting of the Stockholders in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise provided herein, the vote of those Stockholders holding a majority of the Shares, present at any such meeting at which a quorum is present, shall be necessary for the passage of any resolution or act of the Stockholders, except as otherwise expressly required by this Agreement.  In the absence of a quorum for any such meeting, holders of a majority of the Shares then issued and outstanding and entitled to vote present thereat may adjourn such meeting from time to time until a quorum shall be present.

(f)    Stockholders’ Consent in Lieu of Meeting.  Any action that has been authorized, approved or consented to by the Board and is required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholders holding the requisite number of Shares for the taking the relevant action and such consent is filed with the minutes of the proceedings of the Stockholders.

(g)   Action by Means of Telephone or Similar Communications Equipment.  Any one or more Stockholders may participate in a meeting of the Stockholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

Section 6.       Transfer of Board Designation Rights.  The rights of the Stockholders to designate directors hereunder may not be Transferred (as hereinafter defined) other than pursuant to Section 8.1(b)(iii).

Section 7.       Financial and Other Information.

The Company agrees to furnish to TMI Sub, MSV Investors and Motient Sub,  for so long as such Stockholder is required to account for its investment in the Company on a consolidated basis or under the equity method of accounting (determined in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied), the following financial statements and other information:

(i)            as soon as available, and in any event no later than 10 days prior to each date which is the earliest date on which a Stockholder is required to file a Quarterly Report on Form 10-Q under Section 13(a) or 15(d) of the Exchange Act for each of the first, second and third quarterly accounting periods in each fiscal year of the Company, copies of the unaudited consolidated and consolidating balance sheets of the Company as of the end of such quarterly accounting period, and of the related consolidated and consolidating statements of income and retained earnings and cash flows for such accounting period and for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the unaudited consolidated and consolidating figures as of the end of and for the corresponding date and period in the previous fiscal year, all certified by the Company’s chief financial officer as complete and correct and as presenting fairly the information contained therein in accordance with GAAP, subject to (x) recurring non-material changes resulting from year-end audit adjustments and (y) absence of the notes required by GAAP; and

(ii)           as soon as available and in any event no later than 15 days prior to each date which is the earliest date on which a Stockholder is required to file an Annual Report on Form 10-K under Section 13(a) or 15(d) of the Exchange Act for the each fiscal year of the Company, copies of the audited consolidated and consolidating balance sheets of the Company as of the end of such fiscal year, and of the related audited consolidated and consolidating statements of income and retained earnings and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective consolidated and consolidating figures as of the end of and for the previous fiscal year, complete and correct and as presenting fairly the information contained therein in accordance with GAAP, and, in the case of such audited consolidated statements, accompanied by a report thereon of Friedman LLP or a nationally recognized firm of independent certified public accountants selected by the Company (the “Accountants”) following an examination by the Accountants in connection with such consolidated financial statements in accordance with generally accepted auditing standards.

(b)   In addition, in the event that the Company becomes a “significant subsidiary” (as defined in Section 1-02(w) of Regulation S-X under the Exchange Act and applied in Section 3-09 of such Regulation S-X) of a Stockholder, the Company shall cooperate fully with such Stockholder by providing such assistance as is required for the Stockholder to prepare its Quarterly Reports on Form 10-Q in accordance with the requirements of the Exchange Act, and all of the rules and regulations promulgated thereunder, including, without limitation, by arranging for the Accountants to prepare quarterly reports in connection with the Company’s quarterly financial statements referred to in Section 7(a)(i).

(c)   If the Company indicates at the time it provides any financial or other information to a Stockholder pursuant to this Section 7 that such information is material non-public information relating to it or any of its Affiliates (“Non-Public Information”), such Stockholder agrees not to disclose or reveal any Non-Public Information to any other Person until such time as the Non-Public Information is disclosed in a press release or a filing with the Securities and Exchange Commission, unless such Stockholder is required by applicable law to disclose such Non-Public Information.  In the event that such Stockholder is requested pursuant to, or required by, applicable law to disclose or reveal any Non-Public Information, such Stockholder agrees that, prior to disclosing such information, it will provide the Company with notice of such request or requirement in order to enable the Company to seek an appropriate protective order or other remedy, or to consult with such Stockholder with respect to steps that may be taken to resist or narrow the scope of such request or legal process.  Such Stockholder acknowledges that it is aware that the United States securities laws prohibit any person possessing Non-Public Information from purchasing or selling any securities on the basis of the Non-Public Information.  Consequently, such Stockholder agrees not to effect any trades in securities on the basis of the Non-Public Information.  Further, such Stockholder agrees that while it is in possession of the Non-Public Information, it will refrain from making recommendations about buying, selling or exercising or redeeming securities.  To the extent that the Stockholder is a public company (or an Affiliate of a public company), the Company and such Stockholder shall coordinate their efforts with respect to planning for the public disclosure of the Non-Public Information in connection with such Stockholder’s obligations under the federal securities laws.

Section 8.       Transfers.

Section 8.1             Transfers.  Each Stockholder agrees not to, directly or indirectly, sell, assign, transfer, pledge, encumber, hypothecate, mortgage or otherwise dispose of, either voluntarily or involuntarily but not including a Transfer or lease by pledge or mortgage to a bona fide lender (or to enter into any contract, option or other arrangement or understanding to do any of the foregoing) (a “Transfer”), any Shares, except in compliance with this Section 8.1; provided, however, that TMI Sub shall be permitted to pledge its Shares pursuant to the Pledge Agreement.

(a)       Tag Along Rights.

(i)            General.  Motient Sub may not Transfer (other than pursuant to Section 8.1(b)) any Shares held by Motient Sub to any Person, unless the terms and conditions of such Transfer shall include a written offer by the transferee (the “Transfer Notice”) to each other Stockholder (other than Motient Sub and any Affiliates of Motient Sub who also are Stockholders) and each Option Holder (each, a “Tag Along Participant”), at the same price (such price, the “Tag Along Price”) and on the same terms and conditions as Motient Sub has agreed to sell its Shares to include in the

Transfer to the transferee a portion of Shares determined in accordance with this Section 8.1(a).  All rights of the Option Holders under this Section 8.1(a) shall be exercised by the Option Holder Representative, and any notices or communications required to be given to the Option Holders may instead be provided solely to the Option Holder Representative.

(ii)           Obligation of Transferee to Purchase.  The transferee of Motient Sub shall purchase from Motient Sub and each Tag Along Participant the portion of Motient Sub’s and such Tag Along Participant’s Shares that Motient Sub and such Tag Along Participant desire to sell; provided, that in the event that the transferee is not willing to purchase all of the shares Motient Sub and the Tag Along Participants desire to sell, the transferee shall purchase from Motient Sub and each Tag Along Participant a portion of such securities that shall not exceed the Maximum Tag Along Portion (as hereinafter defined) and, if such portion does exceed the Maximum Tag Along Portion, the transferee shall be obligated to purchase only the Maximum Tag Along Portion.  For purposes hereof, the term “Maximum Tag Along Portion” means a portion of Motient Sub’s or a Tag Along Participant’s Shares equal to the aggregate number of Shares the transferee actually proposes to purchase multiplied by a fraction, the numerator of which shall be the number of Shares issued and owned by Motient Sub or such Tag Along Participant (including, for the avoidance of doubt, in the case of participating Option Holders, Shares to be acquired upon the exercise of any vested Options owned by such Option Holder and to be included in such Transfer) and the denominator of which shall be the aggregate number of Shares owned by Motient Sub and each Tag Along Participant exercising its rights under this Section 8.1(a) (including, for the avoidance of doubt, Shares to be acquired upon the exercise of vested Options owned by participating Option Holders and to be included in such Transfer); provided, however, that if Motient Sub proposes to Transfer Shares representing 50% or more of the issued and outstanding Shares, the Maximum Tag Along Portion for each Tag Along Participant shall be equal to all of the Shares owned by such Tag Along Participant.  To the extent one or more Tag Along Participants exercise such right of participation in accordance with the terms and conditions of this Section 8.1(a), the number of shares that Motient Sub may sell in the transaction shall be correspondingly reduced if the transferee is not willing to purchase all of the shares Motient Sub and the Tag Along Participants desire to sell.  For the avoidance of doubt, the Option Holders shall be treated as a single Tag Along Participant for purposes of this Section 8.1(a), and the number of Shares owned by such Option Holders and proposed to be sold by such Option Holders shall be determined by the Option Holder Representative in its reasonable discretion based on instructions received from the Option Holders.

(iii)          Exercise.  The tag-along right may be exercised by each Tag-Along Participant by delivery of a written notice to Motient Sub (the “Tag Along Notice”) within 30 calendar days following receipt of the Transfer Notice.  The Tag Along Notice shall state the number of Shares that such Tag Along Participant wishes to include in such Transfer to the transferee under such Tag Along Participant’s right to participate.  Upon the giving of a Tag Along Notice, such Tag Along Participant shall be entitled and obligated to sell the number of Shares set forth in the Tag Along Notice, to the transferee on the terms and conditions set forth in the Transfer Notice (the

“Transferee Terms”); provided, however, Motient Sub shall not consummate the sale of any Shares offered by it if the transferee does not purchase all Shares which each Tag Along Participant is entitled and desires to sell pursuant hereto.  After expiration of the 30 calendar-day period referred to above, if the provisions of this Section have been complied with in all respects, Motient Sub and each Tag Along Participant that delivered a Tag Along Notice shall Transfer the Shares determined in accordance with Section 8.1(a)(ii) to the transferee on the Transferee Terms on the sale date proposed in the Transfer Notice (or such other date within sixty (60) days of such proposed sale date as may be agreed among the participants in such Transfer).

(iv)          Several Liability.  Anything to the contrary contained herein notwithstanding, Motient Sub agrees to use its good faith reasonable efforts to ensure that the applicable Transferee Terms provide for several, and not joint, liability, with respect to the indemnification and comparable obligations contained within such Transferee Terms.

(v)           The tag-along rights set forth in this Section 8.1(a) shall not be deliberately circumvented by Motient Sub under circumstances where any of the parties having tag-along rights hereunder would have a reasonable expectation that such tag-along rights would apply.

(vi)          Notwithstanding the foregoing, if the written offer by the transferee that is required to be made to the Option Holders pursuant to Section 8.1(a)(i) above would require registration under the Securities Act of 1933, as amended, Motient Sub may Transfer its Shares, and the requirements of this Section 8.1(a) shall be deemed satisfied, if the transferee agrees with Motient Sub that it will, promptly after such Transfer, use its commercially reasonable efforts to effect such registration and to make such offer, and will accept for purchase all Shares properly tendered by such Option Holders in accordance therewith, at the Tag Along Price and in compliance with applicable laws.

(b)       Subject to Sections 8.1(c), (d) and (e), a Stockholder may at any time and from time to time (i) Transfer any of its Shares to any of its Family Members provided, that such Stockholder shall provide the other Stockholders notice of the identity of such Family Member transferee, (ii) Transfer all or part of its Shares to its members, partners, shareholders or other equity holders, as the case may be, pro-rata in accordance with the governing documents of the Stockholder and without consideration, or (iii)  Transfer all or part of its Shares to a Control Party or a wholly-owned subsidiary of such Stockholder including but not limited to by way of merger, reverse merger or other business combination; provided, that in the event that the Stockholder is not a wholly-owned subsidiary of the Control Party, such Stockholder and Control Party agree with the Company in writing that such Control Party shall Transfer such Shares back to such Stockholder immediately upon such Person ceasing to be a Control Party of such Stockholder; and provided, further, that such Stockholder and wholly-owned subsidiary agree with the Company in writing that such wholly-owned subsidiary shall Transfer such Shares back to such Stockholder immediately upon such Person ceasing to be a wholly-owned subsidiary of such Stockholder.

(c)       In addition to any other requirements of this Agreement relating to a Transfer of Shares, no Shares shall be Transferred or assigned unless the transferee (i) executes an instrument reasonably satisfactory to the Company accepting all of the terms and conditions relating to a Stockholder set forth in this Agreement, (ii) pays any reasonable expenses of the Company incurred in connection with such Transfer or assignment (including, without limitation, attorney’s fees) and (iii) is either an “accredited investor” (as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) or provides an opinion of counsel reasonably acceptable to the Company that the Transfer will not require registration under the Securities Act.

(d)       Notwithstanding any other provisions of this Agreement to the contrary, the Company may prohibit any proposed Transfer if, in the reasonable determination of the Company, such Transfer would cause the Company to be in violation of any material applicable state or federal laws or other material applicable legal requirement.

(e)       To the extent that any regulatory approval, notification or other submission or procedure is required or customarily provided in connection with the exercise of any right or obligations as set forth in this Agreement with respect to the Transfer or assignment of the Shares (including, but not limited to, Federal Communications Commission approvals (if required), filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and applicable securities laws), such Transfer or assignment pursuant to this Agreement will be delayed and will only take place after such approval, notification or other submission or procedure has been obtained, submitted or completed, as reasonably determined by the Company.

(f)        Subject to Sections 8.1(c), (d), and (e), for purposes of this Agreement, the sale or Transfer of any equity or other ownership interests in any Intervening Entity other than to an entity that is a wholly-owned subsidiary of such Stockholder or of which such Stockholder is a direct or indirect wholly-owned subsidiary (an “Intervening Entity Ownership Change”) shall be deemed to constitute a Transfer of the aggregate number of Shares held by that Stockholder multiplied by a fraction, the numerator of which is the percentage ownership of the Intervening Entity so sold or Transferred and the denominator of which is 100%.  If such a deemed Transfer of Shares occurs without compliance with or as permitted by the provisions of Sections 8.2(a) through (e) (as applicable) of this Agreement then, without limiting the rights of the Company or the other Stockholders at law or in equity, all of the Stockholders (other than the Stockholder which is so deemed to have Transferred Shares) shall have the right to purchase their Proportionate Shares (except that in determining such Stockholders’ Proportionate Share, any Shares (and Shares issuable upon the exchange, conversion or exercise of warrants or other convertible instruments) owned directly or indirectly by the Intervening Entity shall be excluded from the denominator) so deemed Transferred for the same amount of consideration to be given to the Intervening Entity or its owners, in respect of the Intervening Entity Ownership Change.

(g)       Any attempted Transfer of Shares in violation of this Agreement shall be void and of no effect.

Section 8.2             New Stockholders.  A Person (other than a current Stockholder) who purchases from the Company Shares shall become a Stockholder, pursuant to the terms and subject to the conditions set forth in this Agreement upon furnishing to the Company (a) a subscription agreement, in form reasonably satisfactory to the Company, which agreement shall include an acceptance by such Person of all the terms and conditions of this Agreement, and (b) such other documents as the Company deems reasonably necessary or advisable. Such admission shall become effective on the date that the Company determines that such conditions have been satisfied.

Section 9.       Legends.  Each Stockholder consents to the Company inserting appropriate legends referencing the restrictions and obligations contained in this Agreement on the certificates representing the Shares held by the Stockholders on or after the date of this Agreement.

Section 10.     Miscellaneous.

(a)       Representation.  No Stockholder is a party to any other agreement other than the Pledge Agreement, with respect to the Transfer or disposition of voting rights with respect to any Shares.

(b)       Severability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, each other provision of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

(c)       No Waiver.  No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

(d)       Entire Agreement.  This Agreement and the other Transaction Documents constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties in connection herewith.

(e)       Amendment and Modification.  This Agreement may be amended, modified and supplemented only by written agreement of a majority of the Shares held by the Stockholders (or, in the event the provision to be amended contains language requiring the consent of a greater number of the Shares such greater number); provided, however, that any amendment, modification or supplement to this Agreement that would adversely affect any individual Stockholder, or group of Stockholders, in a manner different than its effect on other Stockholders shall require the prior written consent of such Stockholder(s).  Notwithstanding the foregoing, if the Company shall admit any new stockholder and the Board shall determine that the Board should be expanded to allow for representation on the Board by such new stockholder, this Agreement may be amended by the written agreement of the holders of a majority of the then outstanding Shares to provide for one or more additional directors (the number of such additional directors to be reasonably proportionate to such new Stockholder’s Proportionate Share), which director(s) shall be designated by such new Stockholder.

(f)        Remedies.  The parties acknowledge and agree that the breach of any of the terms of this Agreement will cause irreparable injury for which an adequate remedy at law is not available.  Accordingly, it is agreed that each party hereto shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, without the requirement of the posting of any bond.  Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement.

(g)       Notices. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered personally, sent by a nationally recognized overnight courier, telecopied or mailed by registered or certified mail, as follows:

(i)            If given to the Company, at the Company’s mailing address set forth below:

TerreStar Networks Inc.

11720 Sunrise Valley Drive,
Fifth Floor
Reston, VA 20191

Fax: 703.476.7143
Attention:  Chief Executive Officer

with a copy to each Stockholder as set forth in clause (ii) below.

(ii)           If given to any Stockholder, at the address set forth on Schedule I hereof (or as modified from time to time by a Stockholder upon written notice to the Company).

(iii)          If given to the Option Holder Representative, at the Company’s mailing address, with (for so long as any employee of Mobile Satellite Ventures LP holds any Options) a copy to the mailing address set forth below:

Mobile Satellite Ventures LP

10802 Parkridge Boulevard

Reston, VA 20191

Fax: (703) 390-2770
Attention:  Human Resources

Notices delivered personally to an addressee or sent by overnight courier shall be deemed to have been given upon such delivery.  Notices sent by telecopier shall be deemed to have been given upon confirmation by telecopy answerback (provided that the sending of any such notice is followed promptly by the mailing of the original of such notice). Notices mailed by registered or certified mail shall be deemed to have been given upon the expiration of five (5) Business Days after such notice has been deposited in the mail.

(h)       Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware without regard to any applicable principles of conflicts of law.  Each party agrees that, in connection with any legal suit or proceeding arising with respect to this Agreement, it shall submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York or the applicable New York state court located in New York County and agrees to venue in such courts.

(i)        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

(j)        Termination.  Sections 2(a), 2(b), 2(d), 2(e), 3, 4, 5, 6, and 8.2 shall terminate and have no further force and effect upon the Expiration Date.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

TERRESTAR NETWORKS INC.

By:	/s/ Robert Macklin
Robert Macklin
Secretary

THE OPTION HOLDER REPRESENTATIVE:

TERRESTAR NETWORKS INC.

By:	/s/ Robert Macklin
Robert Macklin
Secretary

[Signature Page to Amended and Restated TerreStar Stockholders’ Agreement]

MOTIENT VENTURES HOLDING INC.

By:	/s/ Christopher Downie
Name:	Christopher Downie
Title:	Executive Vice President
and Chief Operating Officer

TMI COMMUNICATIONS DELAWARE, LIMITED PARTNERSHIP

By:	3924505 Canada, Inc., its General Partner

By:
Name:
Title:

[Signature Page to Amended and Restated TerreStar Stockholders’ Agreement]

MSV INVESTORS, LLC

By:	MSV Investors Holdings, Inc.,
Its Managing Member

By:	/s/ Jeffrey A. Leddy
	Name:	Jeffrey A. Leddy
	Title:	Chief Executive Officer

TSTR INVESTORS, LLC

By:
Name:
Title:

[Signature Page to Amended and Restated TerreStar Stockholders’ Agreement]

SPECTRUM EQUITY INVESTORS IV, L.P.

By:	Spectrum Equity Associates IV, L.P.
Its General Partner

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	General Partner

SPECTRUM IV INVESTMENT MANAGERS’ FUND, L.P.

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	General Partner

SPECTRUM EQUITY INVESTORS PARALLEL IV, L.P.

By: Spectrum Equity Associates IV, L.P., its General Partner

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	General Partner

[Signature Page to Amended and Restated TerreStar Stockholders’ Agreement]

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By: Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By: Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By:	Columbia Capital Equity Partners
(Cayman) III, Ltd., as General Partner

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Chief Financial Officer

[Signature Page to Amended and Restated TerreStar Stockholders’ Agreement]

COLUMBIA CAPITAL INVESTORS III, LLC

By: Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Chief Financial Officer

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, L.L.C.

By:	Columbia Capital III, L.L.C., its Manager

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Chief Financial Officer

[Signature Page to Amended and Restated TerreStar Stockholders’ Agreement]

DEAN VENTURES VII, LLC

By:

Name:

Title:

FABIAN SOUZA

[Signature Page to Amended and Restated TerreStar Stockholders’ Agreement]

SCHEDULE I

STOCKHOLDERS

Name	Address	Number of Shares

COLUMBIA/SPECTRUM INVESTOR GROUP

Columbia Capital Equity Partners III (QP), L.P.	201 North Union Street Suite 300 Alexandria, Virginia 22314 Attention: James B. Fleming Tel: (703) 519-3000 Fax: (703) 519-3904 with a copy to: Edwards & Angell, LLP 101 Federal Street Boston, MA 02100 Attention: Stephen O. Meredith, Esq. Tel: (617) 951-2233 Fax: (888) 325-9120	710,074

Columbia Capital Equity Partners III (AI), L.P.	201 North Union Street Suite 300 Alexandria, Virginia 22314 Attention: James B. Fleming Tel: (703) 519-3000 Fax: (703) 519-3904 with a copy to: Edwards & Angell, LLP 101 Federal Street Boston, MA 02100 Attention: Stephen O. Meredith, Esq. Tel: (617) 951-2233 Fax: (888) 325-9120	39,225

Name	Address	Number of Shares
Columbia Capital Equity Partners III (Cayman), L.P.	201 North Union Street Suite 300 Alexandria, Virginia 22314 Attention: James B. Fleming Tel: (703) 519-3000 Fax: (703) 519-3904 with a copy to: Edwards & Angell, LLP 101 Federal Street Boston, MA 02100 Attention: Stephen O. Meredith, Esq. Tel: (617) 951-2233 Fax: (888) 325-9120	389,939

Columbia Capital Investors III, LLC	201 North Union Street Suite 300 Alexandria, Virginia 22314 Attention: James B. Fleming Tel: (703) 519-3000 Fax: (703) 519-3904 with a copy to: Edwards & Angell, LLP 101 Federal Street Boston, MA 02100 Attention: Stephen O. Meredith, Esq. Tel: (617) 951-2233 Fax: (888) 325-9120	175,203

Columbia Capital Employee Investors III, L.L.C.	201 North Union Street Suite 300 Alexandria, Virginia 22314 Attention: James B. Fleming Tel: (703) 519-3000 Fax: (703) 519-3904 with a copy to: Edwards & Angell, LLP 101 Federal Street Boston, MA 02100 Attention: Stephen O. Meredith, Esq. Tel: (617) 951-2233 Fax: (888) 325-9120	2,446

Name	Address	Number of Shares
Spectrum Equity Investors IV, L.P.	One International Place 29th Floor Boston, MA 82110 Attention: Kevin J. Maroni Tel: (617) 464-4600 Fax: (617) 464-4601 with a copy to: Edwards & Angell, LLP 101 Federal Street Boston, MA 02100 Attention: Stephen O. Meredith, Esq. Tel: (617) 951-2233 Fax: (888) 325-9120	202,045

Spectrum IV Investment Managers Fund, L.P.	One International Place 29th Floor Boston, MA 82110 Attention: Kevin J. Maroni Tel: (617) 464-4600 Fax: (617) 464-4601 with a copy to: Edwards & Angell, LLP 101 Federal Street Boston, MA 02100 Attention: Stephen O. Meredith, Esq. Tel: (617) 951-2233 Fax: (888) 325-9120	2,406

Spectrum Equity Investors Parallel IV, L.P.	One International Place 29th Floor Boston, MA 82110 Attention: Kevin J. Maroni Tel: (617) 464-4600 Fax: (617) 464-4601 with a copy to: Edwards & Angell, LLP 101 Federal Street Boston, MA 02100 Attention: Stephen O. Meredith, Esq. Tel: (617) 951-2233 Fax: (888) 325-9120	1,192

Name	Address	Number of Shares

MSV Investors, LLC	c/o MSV Investor Holdings, Inc. 19 West 44th Street Suite 507 New York, New York 10036 Attention: General Counsel Tel: (212) 730-7524 Fax: (212) 730-7523	5,303,315

Motient Ventures Holding Inc.	Motient Corporation 300 Knightsbridge Parkway Lincolnshire, IL 60609 Tel: (847) 478-4200 Fax: (847) 478-4810 Attention: President and Chief Executive Officer	19,551,697

TMI Communications Delaware, Limited Partnership	1601 Telesat Court Gloucester Court Canada K1B 1B9 Tel: (613) 748-8700 (ext. 8700) Fax: (613) 748-8783 Attention: Richard O’ Reilly with a copy to: Bell Canada Bureau 3700 1000, rue de La Gauchetière Ouest Montréal, Québec H3B 4Y7 Tel: (514) 870-4637 Fax: (514) 870-4877 Attention: Chief Legal Officer	5,073,715

Dean Ventures VII, LLC	8065 Leesburg Pike Vienna, VA 22182 Attention: Dean Wilde, Chairman	4,180

TSTR Investors, LLC	201 North Union Street Suite 360 Alexandria, VA 22314 Attention: Hal B. Perkins, Esq. Tel: (703) 519-3283 Fax: (703) 519-3281	666,972

Fabian E. Souza	18106 Northern Dancer Lane Boyds, MD 20841 Tel: (301) 444-0777	6,087

Name	Address	Number of Shares
[Others to be added]